UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AIR PRODUCTS Vote “FOR” Only Air Products’ Highly Qualified Director Nominees on the WHITE Proxy Card

December 5, 2024 Dear Fellow Air Products Shareholders: Enclosed is our definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) in connection with the upcoming 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Air Products and Chemicals, Inc. (the “Company” or “Air Products”). The Annual Meeting is scheduled to be held on Thursday, January 23, 2025, at 8:30 a.m. (Eastern Time). On the afternoon of December 4, 2024, one day after the Company filed its definitive proxy statement with the SEC addressing the campaign launched by Mantle Ridge LP and affiliates (collectively, “Mantle Ridge”) at the beginning of October to take full control of our Board, Air Products received notice from Mantle Ridge that it was withdrawing its nomination for election of five of its original nine nominees. Air Products is sending you this letter, together with the original proxy statement, a supplement to the definitive proxy statement and a WHITE proxy card, to reflect this last-minute change by Mantle Ridge. In the interest of providing the definitive proxy statement to shareholders as soon as practicable, and given the changes that Mantle Ridge submitted, the Company is providing a summary of reasons we recommend support for all of Air Products’ director nominees — Tonit M. Calaway, Charles Cogut, Lisa A. Davis, Seifollah Ghasemi, Jessica Trocchi Graziano, Edward L. Monser, Bhavesh V. Patel, Wayne T. Smith and Alfred Stern — on the Company’s WHITE proxy card. We look forward to sharing a more comprehensive detailing of why we believe Mantle Ridge’s short-term agenda to seize control of the Company’s leadership and curtail or eliminate our growth strategy would be destructive to shareholder value.Don’t jeopardize the value of your Air Products investment. Vote for the election of all of the company’s nine nominees on the WHITE proxy card.We strongly recommend that you vote your shares “FOR” ONLY Air Products’ slate of director nominees Tonit M. Calaway, Charles Cogut, Lisa A. Davis, Seifollah Ghasemi, Jessica Trocchi Graziano, Edward L. Monser, Bhavesh V. Patel, Wayne T. Smith and Alfred Stern

Mantle Ridge’s last-minute maneuver to reduce the total number of candidates it is proposing does not change the following facts: Air Products is the most profitable industrial gas business in the world based on adjusted EBITDA margin. Our core industrial gas business is producing industry-leading adjusted EBITDA margins — that just recently reached all-time highs — and is driving adjusted EPS growth. This is thanks to Air Products’ more than 65 years of experience in end-to-end hydrogen supply, the leadership of our management team and the strategic investment decisions we have made to gain first-mover advantage. The advantages of being a first-mover in clean hydrogen are materializing. The total market revenue opportunity of clean hydrogen is expected to be worth more than $600 billion by 2030 and over $1 trillion by 2050.1 Air Products only needs to capture a small amount of the available market to generate significant value. Two of the clean hydrogen projects we currently have underway, the NEOM green hydrogen project and the Louisiana Clean Energy Complex, reflect a small portion of the demand we are seeing. Our experience and resources give us an edge in capturing this opportunity, and our strategy has already delivered a significant clean hydrogen off-take contract in our 15-year agreement to supply 70,000 tons of clean hydrogen to TotalEnergies beginning in 2030. Additionally, our relationships are progressing on other take-or-pay contracts that we expect will fully load NEOM in the near term. We are successfully de-risking clean hydrogen projects. We expect that across our clean hydrogen projects we will deliver returns at or above traditional industrial gas business levels. Negotiations also are underway for further significant off-take commitments. We will not make any final investment decisions on new projects until our current facilities are at least 75% loaded with contracts and will not pursue a new project until we are able to contract with an anchor off-take customer for such project consistent with our traditional onsite business model. We continue to effectively return capital to shareholders. Air Products’ prudent approach to capital allocation has allowed us to invest strategically to grow the business while continuing to return capital to our investors. We have delivered more than 40 consecutive years of dividend increases, with approximately $1.6 billion of dividend payments in fiscal year 2024 alone. As our capital expenditure moderates, we expect to increase our return of capital to shareholders, including through dividend increases, share repurchases or other means. Mantle Ridge is seeking to seize control of the Company’s leadership, threatening the future of Air Products. Mantle Ridge is seeking to replace both the Board’s Chairman and Lead Independent Director, and has reiterated its desire to terminate Mr. Ghasemi as soon as possible. Not only is this unreasonable given both the Company’s performance under Mr. Ghasemi’s tenure and the ongoing execution of a critical growth strategy — but the Board has already undertaken a comprehensive succession process that today is well underway. As the Company publicly announced before Mantle Ridge’s campaign, the Board is conducting a search to appoint a highly-qualified President, and we are on track to announce the President and related timelines for CEO succession no later than March 31, 2025. Shareholders should have concern about Mr. Hilal’s desire to substitute his individual judgment for the expertise of an experienced and independent slate of directors. The Air Products Board is already substantially refreshed, independent and well-suited to its oversight responsibilities. As of the Annual Meeting, six of nine directors will have been elected in the last five years, including two new director nominees, Bhavesh V. (“Bob”) Patel and Alfred Stern, who bring significant experience leading and overseeing public companies. The Board has a fiduciary duty to ALL its shareholders, not to one. The Board, with the support of its leadership advisory firm, considered Mantle Ridge’s slate and unanimously determined that their nominees do not offer an increase in expertise or experience to Air Products’ business relative to Air Products’ nominees. In reaching this conclusion, among other things, the Board notes that Mantle Ridge’s amended slate consists of nominees who have served as nominees of Mantle Ridge previously or for other activists in prior proxy contests, and who appear committed to implementing short-term changes that would put long-term shareholder value at risk.

Accordingly, we strongly recommend that you vote your shares on the enclosed WHITE proxy card “FOR” ONLY Air Products’ slate of director nominees. Please discard any blue proxy card you may receive from Mantle Ridge. Sincerely, The Air Products Board of Directors YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important. Our Board of Directors Unanimously Recommends a Vote “FOR” Air Products’ Nine Nominees and Proposals on the Enclosed WHITE Proxy Card. For more information regarding If you have any questions or require any assistance with voting your our Board nominees and shares, please call the Company’s proxy solicitor: strategy, please visit: Innisfree M&A Incorporated www.voteairproducts.com. 501 Madison Avenue, 20th Floor New York, New York 10022 1 (877) 750-0537 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries) Non-GAAP Financial Measures This communication contains certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We have posted to our website, in the relevant Earnings Release section, reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Management believes these non-GAAP financial measures provide investors, potential investors, securities analysts, and others with useful information to evaluate our business because such measures, when viewed together with our GAAP disclosures, provide a more complete understanding of the factors and trends affecting our business. The non-GAAP financial measures supplement our GAAP disclosures and are not meant to be considered in isolation or as a substitute for the most directly comparable measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies. Forward-Looking Statements This communication contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this communication and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. 1 Source: Deloitte 2023 Global Green Hydrogen Outlook

SUPPLEMENT TO PROXY STATEMENT FOR THE

AIR PRODUCTS AND CHEMICALS, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 23, 2025

This Supplement (this “Supplement”), dated December 6, 2024, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Air Products and Chemicals, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 3, 2024, in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”), scheduled to be held on January 23, 2025 at 8:30 a.m. Eastern Time.

General Information

The purpose of this Supplement is to amend the Proxy Statement to revise and update certain information contained in the Proxy Statement as a result of Mantle Ridge LP, Eagle Fund A1 Ltd and Eagle Advisor LLC (collectively, “Mantle Ridge”) subsequently notifying the Company on December 4, 2024 that it was withdrawing five of its nine nominees, David Khani, N. Thomas Linebarger, Nichelle-Maynard-Elliott, Donald Wallette, Jr. and J. Steven Whisler (collectively, the “Withdrawn Nominees”), for election to the Board.

This Supplement should be read in conjunction with the Proxy Statement. All defined terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement. Except as amended or supplemented by this Supplement, all information set forth in the Proxy Statement remains materially unchanged and should be considered before casting your vote by marking, signing and dating the enclosed WHITE proxy card or WHITE voting instruction form and returning it in the enclosed postage-paid envelope or by voting via the internet by following the instructions on the WHITE proxy card or WHITE voting instruction form. To the extent that information in this Supplement differs from information contained in the Proxy Statement, the information in this Supplement shall supersede the information in the Proxy Statement.

If you have any questions regarding the Proxy Statement, this Supplement or the WHITE proxy card, please contact Innisfree M&A Incorporated, the Company’s proxy solicitor.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Shareholders may call toll free: (877) 750-0537

Banks and Brokers may call collect: (212) 750-5833

Mantle Ridge’s Withdrawal of Five of its Director Nominees

On December 4, 2024, after the date of the Proxy Statement and commencement of the mailing of the Proxy Statement and related WHITE proxy card to shareholders, the Company received a notice from Mantle Ridge’s counsel stating, among other things, that Mantle Ridge was withdrawing five of its nine nominees. As a result of Mantle Ridge withdrawing certain of its nominees, Mantle Ridge will not solicit shareholders in support of the Withdrawn Nominees as it had previously indicated in its preliminary proxy statement, filed with the SEC on November 19, 2024, and revised preliminary proxy statement, filed with SEC on November 27, 2024.

Because this is a significant change from the information contained in the Proxy Statement, this Supplement amends the Proxy Statement as follows:

•

Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, all references to Mantle Ridge’s intention to nominate a “control slate of nine directors,” a “control slate of nine nominees,” “nine candidates,” or “its control slate” are hereby amended to read a “slate of four directors,” a “slate of four nominees,” “four candidates,” and “its slate” respectively.

•

Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, the defined term “Mantle Ridge Nominees” is hereby amended to be defined as Mantle Ridge’s four candidates.

•

The sections of the Proxy Statement entitled “Change in Control Arrangements Specifically Triggered by Board Turnover” and “Impact on Our Outstanding Debt Agreements Where Majority of Board Members are Not Continuing Directors” are hereby deleted in their entirety.

•	The Background to the Solicitation section of the Proxy Statement is hereby amended to add the below two paragraphs at the end of such section:

“On December 4, 2024, the Company received a notice from Mantle Ridge’s counsel stating, among other things, that Mantle Ridge was withdrawing five of its nine nominees, David Khani, N. Thomas Linebarger, Nichelle-Maynard-Elliott, Donald Wallette, Jr. and J. Steven Whisler (collectively, the “Withdrawn Nominees”), for election to the Board.

On December 5, 2024, the Company filed a Current Report on Form 8-K and definitive solicitation materials disclosing that Mantle Ridge notified the Company that it was withdrawing its nomination and proposal for each of the Withdrawn Nominees and, accordingly, only nominating its remaining four candidates.

Also on December 5, 2024, Mantle Ridge filed a revised preliminary proxy statement to reflect the withdrawal of the Withdrawn Nominees. Later that same day, the Company filed a supplement to the Proxy Statement, amending certain information herein as a result of the Withdrawn Nominees.”

Because Mantle Ridge has withdrawn certain of its nominees, a WHITE proxy card that removes the Withdrawn Nominees is enclosed with this Supplement. If you have already voted on a WHITE proxy card, your vote will be counted as marked, except that any votes for a Withdrawn Nominee will be disregarded. If you have not voted already, or if you have voted and wish to change your vote, please use the enclosed WHITE proxy card. The Board recommends that you vote ONLY “FOR” each of Air Products’ director nominees and as otherwise recommended by the Board in the Proxy Statement.

Your Vote is Very Important

The Board does NOT endorse any of the Mantle Ridge Nominees or the Bylaw Proposal and unanimously recommends that you use the WHITE proxy card or WHITE voting instruction form to vote ONLY “FOR” each of the nine Company Nominees proposed by your Board, “FOR” Company Proposals 2 and 3 and “AGAINST” the Bylaw Proposal.

The Board strongly urges you to discard and NOT vote using the blue proxy card or blue voting instruction form sent to you by Mantle Ridge. If you have already submitted a blue proxy card, you can revoke such proxy and vote for the nine Company Nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card or WHITE voting instruction form and returning it in the enclosed postage-paid envelope or by voting via the internet by following the instructions on the WHITE proxy card or WHITE voting instruction form. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the Proxy Statement.

Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the Annual Meeting, please promptly use your WHITE proxy card or WHITE voting instruction form to vote by proxy over the internet or by mail. If you have any questions or need assistance voting, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Shareholders may call toll free: (877) 750-0537

Banks and Brokers may call collect: (212) 750-5833

THIS IS THE WHITE PROXY CARD PLEASE ACT TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. 6 TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED 6 AIR PRODUCTS AND CHEMICALS, INC. 2025 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Seifollah Ghasemi, Melissa N. Schaeffer and Sean D. Major, or any one of them, with full power of substitution, and re-substitution, to represent the undersigned at the 2025 Annual Meeting of Shareholders of Air Products and Chemicals, Inc. (the “Company”) on January 23, 2025, at 8:30 A.M.(Eastern W Time), and at any adjournments, postponements, reschedulings, or continuations thereof, the “Annual Meeting, and to vote at such meeting the shares which the undersigned would be entitled to vote if virtually present, as H directed on the reverse side, and to vote in their judgment upon all other matters which may properly come before I the meeting and any adjournments thereof. This proxy will be voted as directed, but if no instructions are given for voting on the matters listed on the reverse side, this proxy will be voted as recommended by the T Board of Directors of the Company. If any other matters are properly presented for consideration at the Annual Meeting of Shareholders, the proxy holders, or any one of them, will have discretion to vote on those matters in E accordance with their best judgment. P THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE NINE (9) R COMPANY NOMINEES IN ITEM 1, “FOR” PROPOSALS 2 AND 3, “AGAINST” PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS AS MAY PROPERLY O COME BEFORE THE ANNUAL MEETING. IF YOU VOTE “FOR” FEWER THAN NINE (9) NOMINEES IN ITEM X 1, YOUR SHARES WILL BE VOTED “FOR” ONLY WITH RESPECT TO THOSE NOMINEES YOU HAVE SO MARKED. IF YOU VOTE “FOR” MORE THAN NINE (9) NOMINEES IN ITEM 1, YOUR VOTE ON ITEM 1 Y REGARDING THE ELECTION OF DIRECTORS WILL BE INVALID AND WILL NOT BE COUNTED. IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS WHITE PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE. (continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Air Products and Chemicals, Inc. shares at the upcoming 2025 Annual Meeting of Shareholders.

YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS:

1. **Vote by Telephone –** Call toll-free from the U.S. or Canada at **855-457-3848**, on a touch-tone telephone. If outside the U.S. or Canada, call **575-415-3624**. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

2. **Vote by Internet –** Please access **https://www.proxyvotenow.com/apd**, and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

3. **Vote by Mail –** If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Air Products and Chemicals c/o First Coast Results 200 Business Park Circle Suite 112 Saint Augustine, FL 32095.

▼ TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED ▼

☒ Please mark your vote as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ONLY THE NINE (9) COMPANY NOMINEES LISTED IN ITEM 1 (A-I), "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSAL 4.

1. Election of Directors - YOU MAY VOTE "FOR" NO MORE THAN NINE (9) NOMINEES.

You may mark "FOR" with respect to up to nine (9) nominees in total. If you mark "FOR" with respect to fewer than nine (9) nominees, your shares will be voted "FOR" those nominees you have so marked. If you mark "FOR" more than nine (9) nominees, your vote on Item 1 regarding election of directors will be invalid and will not be counted.

If you sign and return your proxy card and do not specify how you want your shares to be voted, your shares will be voted "FOR" each of the Company nominees only.

Nominees RECOMMENDED by the Company

Nominee	FOR	WITHHOLD
1a. Tonit M. Calaway	☐	☐
1b. Charles Cogut	☐	☐
1c. Lisa A. Davis	☐	☐
1d. Seifollah Ghasemi	☐	☐
1e. Jessica Trocchi Graziano	☐	☐
1f. Edward L. Monser	☐	☐
1g. Bhavesh V. Patel	☐	☐
1h. Wayne T. Smith	☐	☐
1i. Alfred Stern	☐	☐

Mantle Ridge Nominees OPPOSED by the Company

Nominee	FOR	WITHHOLD
1j. Andrew Evans	☐	☐
1k. Paul Hilal	☐	☐
1l. Tracy McKibben	☐	☐
1m. Dennis Reilley	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
2. Advisory Vote Approving the Compensation of the Company's Executive Officers.	☐	☐	☐
3. Ratify the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2025.	☐	☐	☐
4. Shareholder Proposal to Amend the Bylaws to Repeal any Amendments Adopted after September 17, 2023, if Properly Presented at the Annual Meeting.	☐	☐	☐

Dated: ____________________

____
Signature

____
Signature (if held jointly)

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.